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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------



                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): FEBRUARY 22, 1999

                  ---------------------------------------------


                         TRANSCRYPT INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                    0-21681                 47-0801192
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                  Identification Number)




                  4800 NW FIRST STREET, LINCOLN, NEBRASKA 68521
              (Address of Principal Executive Offices and Zip Code)

       Registrant's telephone number, including area code: (402) 474-4800


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ITEM 5. Other Events.

        On February 22, 1999, Transcrypt International, Inc. issued a press release, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by this reference, announcing fourth quarter and year-end 1998 results of operations and a special provision of $10.0 million relating to the federal and state class action lawsuits pending in Nebraska against the Company and certain of its current and former officers.

        On March 1, 1999, Transcrypt International, Inc. issued a press release, a copy of which is filed herewith as Exhibit 99.2 and is incorporated herein by this reference, announcing Michael E. Jalbert as President and CEO of the Company effective March 1, 1999.

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ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)    Financial Statements.

               None required.

        (b)    Pro Forma Financial Information.

               None required.

        (c)    Exhibits.

               The following is furnished as an exhibit to this report:

        99.1 Press release of Registrant dated February 22, 1999.

        99.2 Press release of Registrant dated March 1, 1999.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 TRANSCRYPT INTERNATIONAL, INC.

Date:   March 5, 1999                                   By:/S/ CRAIG J.HUFFAKER
                                                        -----------------------
                                                              Craig J. Huffaker
                                                        Chief Financial Officer
                                   (Principal Financial and Accounting Officer)


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                                INDEX TO EXHIBITS

Exhibit No.           Description
-----------           -----------
99.1                  Press release of Registrant dated February 22, 1999
99.2                  Press release of Registrant dated March 1, 1999.
